UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 19, 2007

UNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-12431	22-3282551
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

64 OLD HIGHWAY 22, CLINTON, NEW JERSEY	08809
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 730-7630

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c)

Item 4.01 Change in Registrant’s Certifying Accountant

Effective March 19, 2007, Unity Bancorp, Inc. (the “Company”) dismissed KPMG LLP (“KPMG”) as the Company’s principal accountants and appointed McGladrey & Pullen, LLP as its principal accountants.  The appointment of McGladrey and Pullen, LLP is subject to the completion of their customary acceptance process.  The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Company.

In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2006 and 2005, and the subsequent interim period through March 19, 2007, there were no (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement or (2) reportable events.  Further, the audit reports of KPMG on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report on the consolidated financial statements of the Company and subsidiary as of and for the years ended December 31, 2006 and 2005, contained a separate paragraph stating that “as discussed in Note 17 to the consolidated financial statements, effective January 1, 2006, the Company adopted SEC Staff Accounting Bulletin No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.”

The Company has requested that KPMG furnish a letter, pursuant to Item 304(a)(3), addressed to the Securities and Exchange Commission stating whether it agrees with the above comments.  A copy of that letter, dated March 19, 2007, is attached as Exhibit 16.

During the Company’s two most recent fiscal years ended December 31, 2006 and December 31, 2005, the Company did not consult with McGladrey & Pullen, LLP regarding (1) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (2) any of the matters or events set forth in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

The following exhibit is filed with this Current Report on Form 8-K.

EXHIBIT NO.	DESCRIPTION
16	Letter from KPMG, LLP to the Securities and Exchange Commission dated as of March 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Dated: March 23, 2007	By:	/s/ Alan J. Bedner, Jr.
Alan J. Bedner, Jr.
EVP and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

16	Letter from KPMG, LLP to the Securities and Exchange Commission dated as of March 19, 2007